Exhibit 99.1

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

ETF MANAGERS CAPITAL, LLC

Table of Contents

December 31, 2020

Independent Auditors’ Report

To the Management and Member of
ETFMG Financial LLC

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of ETF Managers Capital, LLC (the “Company”), as of December 31, 2020 and 2019, the related statements of income and comprehensive income, changes in member’s capital and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Legal Matters

As described in Note 1, the Parent of the Company is a party to two legal matters, the outcomes of which may have an adverse effect on the Company’s ability to continue as a going concern. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2015.

/s/ Connolly & Company, P.C.

Warren, New Jersey

April 27, 2021

ETF MANAGERS CAPITAL, LLC

Statements of Financial Condition

	December 31,
	2020	2019
ASSETS

Current Assets
Cash	$28,923	$4,317
Investment in Sit Rising Rate ETF	-	919
Investment in Breakwave Dry Bulk Shipping ETF	308	618
Due from Exchange Traded Managers Group LLC	645,748	696,942
Due from Breakwave Advisors LLC	-	18,169
Due from SIT Rising Rate ETF	-	94,204
Due from Breakwave Dry Bulk Shipping ETF	125,454	65,308

Total Current Assets	$800,433	$880,477

LIABILITIES AND MEMBER’S CAPITAL

Current Liabilities
Service Fee Payable to Exchange Traded Managers Group LLC	$550,000	$430,000
Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	4,509	82,767
Due to ETFMG Financial LLC	1,274	2,824
Due to Breakwave Advisors LLC	20,380	-
Due to ETF Managers Group LLC	40,808	-
Accrued Expenses	136,906	66,603

Total Current Liabilities	753,877	582,194

Member’s Capital	46,556	298,283

Total Liabilities and Members’ Capital	$800,433	$880,477

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Operations

	For the Year Ended December 31,
	2020	2019
REVENUES
Management fees	$536,556	$576,593

EXPENSES
Parent Company Service Fee	120,000	120,000
Expenses paid on behalf on Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	291,545	70,977
Sit Rising Rate ETF Operating Loss	362,696	298,003
Professional Fees	10,000	2,500
Other Expenses	3,610	2,294

Total expenses	787,851	493,774

NET INCOME/ (LOSS)	$(251,295)	$82,819
COMPREHENSIVE INCOME /(LOSS):
Net income/ (loss)	(251,295)	82,819
Other Comprehensive Gain (Loss)
Unrealized Loss on Investment in Breakwave Dry Bulk Shipping ETF	(310)	(44)
Unrealized Loss on Investment in Sit Rising Rate ETF	-	(117)
Realized Loss on Investment in Sit Rising Rate ETF	(122)	-

Other comprehensive income/(loss)	$(251,727)	$82,658

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Changes in Members’ Equity/(Deficit)

For the Year Ended December 31, 2020 and 2019

	Member’s Capital	Accumulated Other Comprehensive Income (Loss)	Total Member’s Capital
BALANCE DECEMBER 31, 2018	$215,889	$(264)	$215,625

Net Income (Loss)	82,819	-	82,819

Other Comprehensive Income:
Unrealized Holding Loss Arising During the Period	-	(161)	(161)

MEMBER’S CAPITAL, DECEMBER 31, 2019	$298,708	$(425)	$298,283

Net Income (Loss)	(251,295)	-	(251,295)

Other Comprehensive Income:
Unrealized Holding Loss Arising During the Period:	-	(310)	(310)
Realized Holding Loss Arising During the Period:	-	(122)	(122)

MEMBER’S CAPITAL, DECEMBER 31, 2020	$47,413	$(857)	$46,556

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

Statements of Cash Flows

	For the Year Ended December 31,
	2020	2019
CASH FLOWS PROVIDE BY/ USED IN OPERATING ACTIVITIES
Net income/(loss)	$(251,295)	$82,819
Adjustments to reconcile net income/(loss) to net cash provided by/used in operating activities:
Due from Exchange Traded Managers Group LLC	51,194	(141,524)
Due from SIT Rising Rate ETF	94,204	(33,680)
Due from Breakwave Advisors LLC	18,169	(18,169)
Due from Breakwave Dry Bulk Shipping ETF	(60,146)	(56,517)
Service Fee payable to Exchange Traded Managers Group LLC	120,000	120,000
Due to ETFMG Financial LLC	(1,550)	262
Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	(78,258)	(924)
Deposit - Breakwave Advisors LLC	-	(5,680)
Due to Breakwave Advisors LLC	20,380	-
Accrued Expenses	70,303	18,825
Due to ETF Managers Group, LLC	40,808	-
Net cash provided by (used in) operating activities	23,809	(34,588)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Breakwave Dry Bulk Shipping ETF	310	117
Investment in Sit Rising Rate ETF	919	44

Net cash provided by (used in) investment activities	1,229	161

NET CHANGE IN CASH AND CASH EQUIVALENTS	25,038	(34,427)
Effect of unrealized gain (loss) on Investment in Sit Rising Rate ETF	-	(117)
Effect of unrealized gain (loss) on Investment in Breakwave Dry Bulk Shipping ETF	(310)	(44)
Realized gain (loss) on investment in Sit Rising Rate ETF	(122)

CASH BEGINNING	4,317	38,905

CASH ENDING DECEMBER 31	$28,923	$4,317

The accompanying notes are an integral part of these financial statements.

 NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

(See Independent Auditor’s Report)

Note 1 – Organization and nature of business

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 14, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which “BDRY” or the “Fund” is currently the sole series of the Trust. BDRY commenced operations with the listing and commencement of trading of BDRY shares on the NYSE Arca on March 22, 2018.

Breakwave Advisors LLC (“Breakwave”) is registered as a “commodity trading advisor” (“CTA” and acts as such for BDRY.

The operations of the Company began on February 19, 2015.

RISE Closure

On October 16, 2020, the Sponsor announced that it would close and liquidate the SIT RISING RATE ETF (“RISE”) because of current market conditions and the Fund’s asset size. The last day the liquidated fund accepted creation orders was on October 30, 2020. Trading in RISE was suspended after the close of the NYSE Arca on October 30, 2020. Proceeds of the liquidation were sent to shareholders on November 18, 2020 (the “Distribution Date”). From October 30, 2020 through the distribution date, shares of RISE did not trade on the NYSE Arca nor was there a secondary market for the shares. Any shareholders that remained in RISE on the Distribution Date automatically had their shares redeemed for cash at the current net asset value on November 18, 2020.

Legal Matters

The Parent, and certain other affiliates of the Company, including ETF Managers Group, LLC (the “Adviser”) were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17 (the “NJ Litigation”). The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 and 2019

(See Independent Auditor’s Report)

Note 1 – Organization and nature of business (continued)

Legal Matters (continued)

The Adviser and Parent, were also defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, as the NJ litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and Parent announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and Parent have agreed to certain cash payments from Parent to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Parent intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close in the third quarter of 2021. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Parent’s future operations.

Note 2 – Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 and 2019

(See Independent Auditor’s Report)

Note 2 – Summary of Significant Accounting Policies (continued)

d)	Income Taxes

ETF Managers Capital, LLC is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

Note 3 – Related Party Transactions

BDRY pays the Company an annual Sponsor Fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $125,000. BDRY also paid an annual fee to Breakwave, monthly in arrears, in an amount equal to 1.45% of BDRY’s average daily net assets. Breakwave has agreed to waive its CTA fee to the extent necessary, and the Company has voluntarily agreed to correspondingly assume the remaining expenses of BDRY such that Fund expenses do not exceed an annual rate of 3.50%, excluding brokerage commissions and interest expense, of the value of BDRY’s average daily net assets (the “BDRY Expense Cap”). The assumption of expenses by the Sponsor and waiver of BDRY’s CTA fee are contractual on the part of the Sponsor and Breakwave, respectively through February 28, 2022.

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2020 and December 31, 2019, the Company received the following fees:

	2020	2019
Sponsor Fees	$187,536	$200,214
Legal Fees	70,000	70,000
Tax return and Form K-1 preparation	-	49,692
Regulatory Reporting Fees	45,822	49,931
Chief Compliance Officer Fees	45,822	49,931
Principal Officer Fees	45,822	49,931
Insurance Fees	30,000	30,000
Website and Marketing Fees	27,500	-
Wholesale Support Fees	84,054	76,894

Total Fee Income	$536,556	$576,593

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 and 2019

(See Independent Auditors’ Report)

Note 3 – Related Party Transactions (continued)

Breakwave had agreed to deposit with the Company such amounts as are necessary to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2020 and 2019, the Company held $-0- and $-0- respectively, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund. In addition, the Company waived reimbursement of assumed expenses by Breakwave in the amount of $73,301 and $69,192 for the years ended December 31, 2020 and 2019, respectively.

The waiver of BDRY’s CTA fees, pursuant to the undertaking, amounted to $62,988 and $38,174 for the year ended December 31, 2020 and 2019, respectively.

BDRY currently accrues its daily expenses up to the Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Fund in excess of the Fund’s Expense Cap, which in the case of RISE through November 18, 2020, the date of liquidation, aggregated $328,467 and $333,758 for the year ended December 31, 2020 and 2019, respectively, and in the case of BDRY, aggregated $67,532 and $438,364 for the year ended December 31, 2020 and 2019, respectively.

The routine operational, administrative and other ordinary expenses of RISE, through November 18, 2020, the date of liquidation, aggregated $414,131 and $529,332 for the year ended December 31, 2020 and 2019, respectively, of which $205,693 and $234,684, respectively, were for services provided by the Company and its affiliate.

The routine operational, administrative and other ordinary expenses of BDRY aggregated $1,217,380 and $603,699 for the year ended December 31, 2020 and 2019, respectively, of which $329,029 and $293,908, respectively, were for services provided by the Company and its affiliate.

The Fund pays ETFMG Financial LLC. (“Distributor”), an affiliate of the Company, an annual fee for statutory and wholesaling distribution services and related administrative services equal to the greater of $15,000 or 0.02% of the Fund’s average daily net assets, payable monthly. Pursuant to the Marketing Agent Agreement between the Company, the Fund and the Distributor, the Distributor assists the Company and the Fund with certain functions and duties relating to distribution and marketing services to the Fund, including reviewing and approving marketing materials and certain regulatory compliance matters. The Distributor also assists with the processing of creation and redemption orders.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 and 2019

(See Independent Auditors’ Report)

Note 3 – Related Party Transactions (continued)

For the years ended December 31, 2020 and 2019, the Company paid the Distributor, on behalf of the Fund and RISE, through November 18, 2020, the date of liquidation, $28,628 and $32,623, respectively, in distribution and related administrative services.

BDRY pays the Sponsor an annual fee for wholesale support services of $25,000 plus 0.12% of BDRY’s average daily net assets, payable monthly.

RISE paid the Company $4,162 through November 18, 2020, the date of liquidation, and $17,629 in wholesale support fees for the years ended December 31, 2020 and 2019, respectively. BDRY paid $23,234 and $28,125 in wholesale support fees for the year ended December 31, 2020 and 2019, respectively.

The Company paid ETFMG a parent company service fee at the rate of $10,000 per month effective January 1, 2019 per month for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the years ended December 31, 2020 and 2019, the parent service fee aggregated $120,000 and $120,000, respectively.

The Company owns 40 Shares of BDRY.

These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Expenses incurred in connection with organizing the Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company.

Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Note 4 – Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 1 – Legal matters.